UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2023

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
CMS Energy Corporation, Depositary Shares, each representing a 1/1,000th interest in a share of 4.200% Cumulative Redeemable Perpetual Preferred Stock, Series C	CMS PRC	New York Stock Exchange
Consumers Energy Company Cumulative Preferred Stock, $100 par value: $4.50 Series	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:  CMS Energy Corporation ☐        Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  CMS Energy Corporation ☐  Consumers Energy Company ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CMS ENERGY CORPORATION

At the CMS Energy 2023 annual meeting of shareholders held on May 5, 2023, the shareholders of CMS Energy voted upon the proposals as described in its proxy statement dated March 23, 2023. The results of the shareholder votes are as follows.

1.	Proposal to elect members to the CMS Energy Board of Directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jon E. Barfield	238,065,814	8,845,346	334,774	11,719,588
Deborah H. Butler	245,910,998	1,005,860	329,076	11,719,588
Kurt L. Darrow	240,500,450	6,390,503	354,981	11,719,588
William D. Harvey	243,182,415	3,710,549	352,970	11,719,588
Garrick J. Rochow	244,729,105	2,159,956	356,873	11,719,588
John G. Russell	243,532,659	3,357,251	356,024	11,719,588
Suzanne F. Shank	245,875,038	1,031,880	339,016	11,719,588
Myrna M. Soto	242,520,368	4,247,188	478,378	11,719,588
John G. Sznewajs	245,879,092	1,024,785	342,057	11,719,588
Ronald J. Tanski	245,841,586	1,062,733	341,615	11,719,588
Laura H. Wright	242,403,663	4,519,213	323,058	11,719,588

2.	Non-binding advisory proposal to approve the compensation paid to CMS Energy’s named executive officers, as disclosed in its proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
236,954,274	8,414,358	1,877,302	11,719,588

3.	Non-binding vote on the frequency of holding a shareholder advisory vote on executive compensation with a vote as follows:

Number of Votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
245,135,849	213,441	1,485,193	411,451	11,719,588

As a result of the outcome of the vote by shareholders at the annual meeting of shareholders on May 5, 2023 regarding the frequency of an advisory vote by the shareholders on executive compensation, the CMS Energy Board of Directors approved and adopted an annual frequency (one year) for future advisory votes by shareholders on executive compensation, until further action of the CMS Energy Board of Directors.

4.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2023 was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
256,295,487	2,337,093	332,942	0

CONSUMERS ENERGY COMPANY

At the concurrent Consumers Energy 2023 annual meeting of shareholders, the shareholders of Consumers Energy voted upon the proposals as described in its proxy statement dated March 23, 2023. The results of the shareholder votes are as follows.

1.	Proposal to elect members to the Consumers Energy Board of Directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jon E. Barfield	84,189,573	6,677	2,733	128,033
Deborah H. Butler	84,186,225	10,552	2,206	128,033
Kurt L. Darrow	84,189,435	6,977	2,571	128,033
William D. Harvey	84,189,767	6,845	2,371	128,033
Garrick J. Rochow	84,189,879	6,733	2,371	128,033
John G. Russell	84,189,899	6,713	2,371	128,033
Suzanne F. Shank	84,186,514	10,451	2,018	128,033
Myrna M. Soto	84,186,493	10,472	2,018	128,033
John G. Sznewajs	84,189,008	7,449	2,526	128,033
Ronald J. Tanski	84,188,055	8,702	2,226	128,033
Laura H. Wright	84,185,848	10,929	2,206	128,033

2.	Non-binding advisory proposal to approve the compensation paid to Consumers Energy’s named executive officers, as disclosed in its proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,175,436	16,658	6,889	128,033

3.	Non-binding vote on the frequency of holding a shareholder advisory vote on executive compensation with a vote as follows:

Number of Votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
84,184,521	7,002	3,877	3,583	128,033

As a result of the outcome of the vote by shareholders at the annual meeting of shareholders of May 5, 2023 regarding the frequency of an advisory vote by the shareholders on executive compensation, the Consumers Energy Board of Directors approved and adopted an annual frequency (one year) for future advisory votes by shareholders on executive compensation, until further action of the Consumers Energy Board of Directors.

4.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers Energy’s financial statements for the year ending December 31, 2023 was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,322,332	2,463	2,221	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 10, 2023	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and Chief Compliance Officer

CONSUMERS ENERGY COMPANY

Dated: May 10, 2023	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and Chief Compliance Officer